Exhibit 10.38

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                 NO.:
                                                               SIGNED AT: Tai'an
                                                           DATE: August 10, 2005


This contract is made and entered into by and between Shandong Haize Nanomaterials Co., Ltd (hereinafter referred to as the Seller) and Triangle Tire Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Nanometre Calcium Carbonate

Trademark: Sheng Ke

Specification: 602

Manufacturer: Shandong Haize Nanomaterials

UNIT: ton

QUANTITY: 3,600

UNIT PRICE: RMB 3,960.00 yuan

TOTAL AMOUNT: RMB 14,256,000.00 (fourteen million, two hundred and fifty-six thousand) yuan

DATE OF DELIVERY: From August 2005 to August 2006, 300 tons each month

Article 2: QUALITY STANDARD

Be subject to the Q/VLT 2000 Enterprise Standard.

Article 3: PACKING STANDARD AND THE PROVISION AND RECOVERY OF PACKINGS: Outer packed with paper bag and inner packed with plastic bag.



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Article  4:  STANDARD  FOR  REASONABLE  WEAR AND TEAR AND  COMPUTING  MODE:  The
quantity shall be based on the quantity accepted and put in the storage by the Buyer.

Article 5: MEANS AND PLACE OF DELIVERY:  The warehouse of the buyer.

Article 6: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: By road; the Seller shall pay the cost.

Article 7: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done in accordance with agreed standards, and if there is any objection, it will be made clear to the other party within 15 days.

Article 8: METHOD, TIME AND PLACE OF PAYMENT: By bank draft.

Article 9: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 10: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 11: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

Article 12: MISCELLANEOUS: The contract period is one full year, starting from August 10, 2005 and ending on August 10, 2006.

THE SELLER:                                            THE BUYER:
Shandong Haize Nanomaterials Co.,                      Triangle Tire Co., Ltd
Ltd

 /s/ Ma Zhaowei                                         /s/ Yu Zhongming
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AUTHORISED SIGNATURE                                   AUTHORISED SIGNATURE